                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.


                         SWISSRAY INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                          SWISSRAY INTERNATIONAL, INC.
                        200 East 32nd Street, Suite 34-B
                            New York, New York 10016




                                                                   July 24, 1998


Dear Stockholder


         You are cordially invited to attend a Special Meeting of Stockholders (the "Special Meeting") of SWISSRAY International, Inc. (the "Company"), which will be held at the Hotel Intercontinental, 111 E. 48th Street, New York, New York, on Monday, August 31, 1998 commencing at 3:00 p.m. (local time). We look forward to greeting as many of our stockholders as are able to be with us.


         At the Special Meeting, you will be asked to consider and act upon proposals to (1) approve a reverse stock split of all issued and outstanding shares of Common Stock, (2) adopt an amendment to the Company's Certificate of Incorporation so as to authorize the creation of a class of Preferred Stock; and (3) transact such other business as may properly come before the meeting and any adjournment thereof.

         We hope you will find it convenient to attend the meeting in person. Whether or not you expect to attend, to assure your representation at the meeting and the presence of a quorum, please complete, date, sign and mail promptly the enclosed proxy card (the "Proxy"), for which a return envelope is provided. No postage need be affixed to the Proxy it if is mailed in the United States. After returning your Proxy, you may, of course, vote in person on all matters brought before the meeting.

                                           Yours sincerely,


                                           /Ruedi G. Laupper/

                                           Ruedi G. Laupper,
                                           Chairman of the Board,
                                           Chief Executive Officer and President

                          SWISSRAY INTERNATIONAL, INC.
                        200 East 32nd Street, Suite 34-B
                            New York, New York 10016
                                 ---------------
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 31, 1998


         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of SWISSRAY International, Inc., a New York corporation (the "Company"), will be held at the Hotel Intercontinental located at 111 E. 48th Street, New York, New York on Monday, August 31, 1998, at 3:00 p.m. (local time), for the purpose of considering and voting upon the following matters:


         (1) To consider and act upon a proposal to approve and adopt a reverse stock split of all issued and outstanding shares of Company common stock thereby reducing the number of issued and outstanding shares in accordance with such reverse stock split and adding those shares of common stock otherwise canceled as a result of the reverse stock split to its currently authorized shares thereby increasing the number of authorized and unissued shares of its common stock; it being understood that the number of currently authorized but unissued shares of Company common stock are not subject to reversal; and

         (2) To consider and act upon a proposal to approve and adopt an amendment to the Company's Certificate of Incorporation to authorize the creation of a class of Preferred Stock; and

         (3) To transact such other business as may properly come before the meeting and any adjournment thereof.

         The accompanying proxy is solicited by the Board of Directors of the Company. A copy of the Company's Proxy Statement and form of proxy are enclosed.

         Only stockholders of record as of the close of business on July 17, 1998 are entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Such stockholders may vote in person or by proxy.

         You are cordially invited to be present at the Special Meeting. It is important to you and to the Company that your shares be voted at the Special Meeting.

                                           By Order of the Board of Directors


                                           /Ruedi G. Laupper/

                                           Ruedi G. Laupper
                                           Chairman of the Board,
July 24, 1998                              Chief Executive Officer and President

                                IMPORTANT NOTICE:

         WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT CAREFULLY AND THEN TO SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE. AS SET FORTH IN THE PROXY STATEMENT, THE GIVING OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO ATTEND AND TO VOTE AT THE SPECIAL MEETING.

                          SWISSRAY INTERNATIONAL, INC.
                                ----------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 31, 1998


         This Proxy Statement and the accompanying form of proxy ("Proxy") are being furnished to the stockholders of SWISSRAY International, Inc. , a New York corporation (the "Company"), in connection with the solicitation of Proxies by the Board of Directors of the Company for use at the Special Meeting of Stockholders (the "Special Meeting") to be held at the Hotel Intercontinental located at 111 E. 48th Street, New York, New York on August 31, 1998, at 3:00 p.m. (local time), and at any adjournment thereof. Only stockholders of record as of the close of business on July 17, 1998 (the "Record Date") will be entitled to notice of, and to vote at, the Special Meeting.


         The Proxy Statement and the accompanying Proxy are being sent or given to the stockholders on or about July 24, 1998.

         At the Special Meeting, the stockholders of the Company will be asked to consider and act upon proposals to (1) reverse stock split all issued and outstanding shares of Company common stock thereby reducing the number of issued and outstanding shares in accordance with such reverse stock split and adding those shares of common stock otherwise canceled as a result of the reverse stock split to its currently authorized shares thereby increasing the number of authorized and unissued shares of its common stock; it being understood that the number of currently authorized but unissued shares of Company common stock are not subject to reversal; (2) consider and act upon a proposal to approve and adopt an amendment to the Company's Certificate of Incorporation to authorize the creation of a class of Preferred Stock; and (3) transact such other business as may properly come before the meeting and any adjournment thereof.

         The principal executive office of the Company is located at Turbistrasse 25-27, CH-6280 Hochdorf, Switzerland and the Company also has an office at 200 East 32nd Street, Suite 34-B, New York, New York 10016. The Company's telephone number in Switzerland is 011-4141-914-1200 and in the United States is (212) 545-0095.

         STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                     GENERAL

SOLICITATION OF PROXIES

         If the accompanying Proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified in the Proxy. In the absence of instructions to the contrary, such shares will be voted to (1) approve a reverse stock split of all issued and outstanding shares of Company common stock thereby reducing the number of issued and outstanding shares in accordance with such reverse stock split and adding those shares of common stock otherwise canceled as a result of the reverse stock split to its currently authorizes shares thereby increasing the number of authorized and unissued shares of its common stock; it being understood that the number of currently authorized but unissued shares of Company common stock are not subject to reversal; (2) consider and act upon a proposal to approve and adopt an amendment to the Company's Certificate of Incorporation to authorize the creation of a class of Preferred Stock; and (3) transact such other business as may properly come before the meeting and any adjournment thereof. The Board of Directors does not currently intend to bring any other matters before the Special Meeting and is not aware of any matters that will come before the Special Meeting other than as described herein. In the absence of instructions to the contrary, however, it is the intention of each of the persons named in the accompanying Proxy to vote all properly executed Proxies on behalf of the stockholders they represent in accordance with their discretion with respect to any such other matters properly coming before the Special Meeting. The expenses with respect to this solicitation of Proxies will be paid by the Company.

REVOCATION OF PROXIES

         Any stockholder may revoke such stockholder's Proxy at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation). A Proxy may be revoked by written notice of revocation received prior to the Special Meeting, by attending the Special Meeting and voting in person or by submitting a signed Proxy bearing a subsequent date. A written notice revoking a previously executed Proxy should be sent to the Company at 200 East 32nd Street, Suite 34-B, New York, New York 10016, Attention: Secretary. Attendance at the Special Meeting will not in and of itself constitute a revocation of a Proxy.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP


         Only holders of record of the Common Stock of the Company as of the close of business on the Record Date will be entitled to vote at the Special Meeting. Each share of Common Stock entitles the registered holder thereof to one vote on each matter to come before the Special Meeting. As of the close of business on July 17, 1998 there were 41,436,813 shares of the Common Stock outstanding. The presence, in person or by Proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the Special Meeting will constitute a quorum. Votes that are withheld will be counted for purposes of determining the presence or absence of a quorum but will have no other effect. Broker non-votes, if any, will similarly be counted solely for purposes of determining the presence or absence of a quorum.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of the Common Stock as of July 17, 1998 (except where otherwise noted) with respect to (a) each person or firm known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (b) each director of the Company, (c) each executive officer of the Company and (d) all officers and directors of the Company as a group:


                                                    Number of Shares         Percentage of
                                                     Beneficially        Shares Beneficially
Name and Address of Beneficial Owner (1)               Owned (2)            Owned (2) (6)
----------------------------------------               ---------            -------------
Ruedi G. Laupper (3)                                   4,102,590                  9.90%
Josef Laupper (4)                                        500,000                  1.21%
Erwin Zimmerli (5)                                        50,000                    *
Ueli Laupper                                                   0                    --
Herbert Laubscher                                              0                    --
Erich A. Kalbermatter
Dov Maor

All directors and officers as a group (7 persons)      4,652,590                 11.23%



*        Represents less than 1%

(1) Unless otherwise indicated, the address for each named individual is in care of SWISSRAY International, Inc., 200 East 32nd Street, Suite 34-B, New York, New York 10016.

(2) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of options, warrants or convertible securities except as indicated in footnote 6 below. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date of this Proxy Statement, have been exercised.

(3) Includes (i) 300,000 shares owned indirectly by Ruedi G. Laupper through SR Medical Equipment Ltd., a corporation which is wholly owned by Ruedi G. Laupper; (ii) 3,682,590 shares owned indirectly by Ruedi G. Laupper through Tomlinson Holding Inc., a corporation which is wholly owned by Ruedi G. Laupper and (iii) 120,000 shares which may be acquired upon exercise of immediately exercisable options, which options are owned indirectly by Ruedi G. Laupper through SR Medical Equipment Ltd.

(4) Includes 500,000 shares owned indirectly by Josef Laupper through Lairy Investment Inc., a corporation of which Josef Laupper is a majority shareholder.

(5) Includes 50,000 shares which may be acquired upon exercise of immediately exercisable options.


(6) Does not include any shares which may be issued upon conversion of outstanding convertible debentures (the "Convertible Debentures") which as of the record date have an aggregate principal outstanding balance (exclusive of interest) amounting to $7,645,969. None of these Convertible Debentures are owned by officers and/or directors of the Company.

                                 PROPOSAL NO. 1

                               REVERSE STOCK SPLIT
                 NO LESS THAN 1 FOR 4 BUT NO MORE THAN 1 FOR 10

GENERAL

         The Board of Directors of the Company has approved a proposal (the "Reverse Stock Split Proposal") to effect a reverse stock split of the Company's outstanding Common Stock, $.01 par value per share (the "Common Stock"), subject to the approval by the shareholders of the Company. Approval of the reverse stock split will authorize the Board in its discretion to effectuate a reverse stock split on no less than a 1 for 4 basis and no more than a 1 for 10 basis dependent upon current stock price and related considerations. For purposes of this Proxy Statement an assumption is being made - solely for illustrative purposes - that the Board will choose to effectuate a 1 for 4 reverse stock split. However, such may not be the case as the Board has the discretion to authorize up to a 1 for 10 reverse stock split. The Reverse Stock Split Proposal provides for the combination and reclassification of the presently issued and outstanding shares of Common Stock, into a smaller number of shares of identical Common Stock, on the basis of one share of Common Stock for each four (or greater number of shares up to 10) shares of Common Stock previously issued and outstanding (the "Reverse Stock Split"). Except as may result from the payment of cash for fractional shares as described below, each shareholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as each shareholder did immediately prior to the Reverse Stock Split. If approved by the shareholders of the Company as provided herein, the Reverse Stock Split will be effected in as timely a manner as is practicable and in accordance with applicable law (the "Effective Time" or "Effective Date"). Upon effectiveness the reverse split shall have the effect of reducing the number of issued and outstanding shares in accordance with such reverse stock split (thereby adding those shares of Common Stock otherwise canceled as a result of the reverse split to its currently authorized shares and thereby increasing the number of authorized and unissued shares of Company Common Stock which are not subject to reversal).

         The following discussion assumes, solely for illustrative purposes, a 1 for 4 reverse stock split.

         At the Effective Time, each share of Common Stock issued and outstanding will automatically be reclassified and converted into one-fourth of a share of Common Stock. Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split. Shareholders entitled to receive a fractional share of Common Stock as a consequence of the Reverse Stock Split will, instead, receive from the Company a cash payment in U.S. dollars equal to such fraction multiplied by four times the arithmetic mean average closing bid price per share of the Common Stock on the Nasdaq Stock Market, Inc. ("Nasdaq") for the five trading days immediately preceding the Effective Date.

         The Company expects that, if the Reverse Stock Split Proposal is approved by the shareholders at the Special Meeting, the Reverse Stock Split will be effectuated promptly. However, notwithstanding approval of the Reverse Stock Split Proposal by the shareholders of the Company, the Board of Directors of the Company may elect not to effectuate or to delay the Effective Time of the Reverse Stock Split, if the Board of Directors determines that the Reverse Stock Split would not be in the best interest of the Company's shareholders at such time. As heretofore indicated, the Board of Directors may also determine the extent of the reverse stock split subject to the parameters hereinafter indicated (but no greater than 1 for 10).

Factors leading to such a determination could include, without limitation, any possible effect on Nasdaq listing or future securities offerings (see "Reasons for the Reverse Stock Split Proposal," below).

REASONS FOR THE REVERSE STOCK SPLIT

         The primary purpose of the Reverse Stock Split is to combine the outstanding shares of Common Stock so that the Common Stock outstanding after giving effect to the Reverse Stock Split trades at a significantly higher price per share than the Common Stock outstanding before giving effect to the Reverse Stock Split.


         During the 1997 calendar year, the closing bid price for the Common Stock on the SmallCap tier of The Nasdaq Stock Market, Inc. (the "Nasdaq SmallCap Market") ranged from $3.71875 to $0.9375 per share. The closing bid price for the Common Stock on July 17, 1998, was $0.375 per share. The
Company believes that such a low quoted market price per share may discourage potential new investors, increase market price volatility and decrease the liquidity of the Common Stock. Most importantly, pursuant to new Nasdaq SmallCap Market rules that went into effect on February 23, 1998 (the "New Nasdaq Listing Requirements") the minimum bid price for the Company's Common Stock must be at least $1.00 per share for continued inclusion of the Common Stock on the Nasdaq SmallCap Market. The Company believes, but cannot assure, that the Reverse Stock Split will enable the Common Stock to trade above the minimum bid price established by the New Nasdaq Listing Requirements.


         The Company believes that maintaining the listing of the Common Stock on Nasdaq is in the best interests of the Company and its shareholders. Inclusion on Nasdaq increases liquidity and may potentially minimize the spread between the "bid" and "asked" prices quoted by market makers. Further, a Nasdaq listing may enhance the Company's access to capital and increase the Company's flexibility in responding to anticipated capital requirements. The Company believes that prospective investors will view an investment in the Company more favorably if its shares continue to qualify for listing on Nasdaq.

         A secondary benefit that would be created as a result of approval of the Reverse Stock Split proposal is that the number of authorized but unissued shares would necessarily increase since only issued and outstanding shares are subject to Reverse Stock Split and all shares canceled as a result of the Reverse Stock Split will be added to authorized but unissued shares; it being understood that the number of currently authorized but unissued shares of Company Common Stock are not subject to reversal. The availability of additional authorized but unissued shares may be of benefit to the Company in the event that it engages in future (a) debt and/or equity financing and/or (b) acquisitions, mergers or other forms of business combinations - in which instances availability of such authorized but unissued shares may prove to be essential.

         For the above reasons, the Company believes that the Reverse Stock Split is in the best interests of the Company and its shareholders. However, there can be no assurances that the Reverse Stock Split will have the desired consequences. The Company anticipates that, following the consummation of the Reverse Stock Split, the Common Stock will trade at a price per share that is significantly higher than the current market price of the Common Stock. However, there can be no assurance that, following the Reverse Stock Split, the Common Stock will trade at four times the market price of the Common Stock prior to the Reverse Stock Split.

EFFECT OF THE REVERSE STOCK SPLIT PROPOSAL (ASSUMING 1 FOR 4 STOCK SPLIT FOR ILLUSIVE PURPOSES ONLY)

  Subject to shareholder approval, the Reverse Stock Split Proposal will be effected in as timely a manner as in practicable and in accordance with applicable law (the "Effective Time" or "Effective Date").

The actual timing of the Effective Date (assuming approval of the Reverse Stock Split Proposal at the Special Meeting) will be determined by the Company's management (as well as the extent of the Reverse Stock Split as heretofore indicated) based upon their evaluation as to when such action will be most advantageous to the Company and its shareholders. The Company reserves the right to forego or postpone effectiveness of the Reverse Stock Split Proposal, if such action is determined to be in the best interests of the Company and its shareholders.

         Each shareholder that owns fewer than four shares of Common Stock will have such shareholder's fractional share of Common Stock converted into the right to receive cash as set forth below in "Exchange of Stock Certificates and Payment for Fractional Shares." The interest of such shareholder in the Company will thereby be terminated, and such shareholder will have no right to share in the assets or future growth of the Company. Each shareholder that owns four or more shares of Common Stock will continue to own shares of Common Stock and will continue to share in the assets and future growth of the Company as a shareholder. Such interest will be represented by one-fourth as many shares as such shareholder owned before the Reverse Stock Split, subject to the adjustment for fractional shares in which case such shareholder shall receive cash in lieu of such fractional share. The number of shares of Common Stock that may be purchased upon the exercise of outstanding options, warrants, and other securities convertible into, or exercisable or exchangeable for, shares of Common Stock (collectively, "Convertible Securities") and the per share exercise or conversion prices thereof, will be adjusted appropriately as of the Effective Date, so that the aggregate number of shares of Common Stock issuable in respect of Convertible Securities immediately following the Effective Date will be one-fourth of the number issuable in respect thereof immediately prior to the Effective Date, the per share exercise price immediately following the Effective Date will be 400% of the per share exercise or conversion price immediately prior to the Effective Date, and the aggregate exercise or conversion prices thereunder shall remain unchanged.

         The Reverse Stock Split will also result in some shareholders owning "odd lots" of less than 100 shares of Common Stock received as a result of the Reverse Stock Split. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.


         The Company is authorized to issue 50,000,000 shares of Common Stock, of which 41,436,813 shares were issued and outstanding at the close of business on the Record Date (July 17, 1998).



         Adoption of the Reverse Stock Split will reduce the shares of Common Stock outstanding on the Record Date from 41,436,813 to approximately 10,359,203 (assuming a 1 for 4 Reverse Stock Split and could reduce the number of outstanding common shares to approximately 4,143,681 assuming a 1 for 10 Reverse Stock Split) but will not effect the number of authorized shares of Common Stock. After the Reverse Stock Split, the Company estimates that it will have approximately the same number of shareholders. Except for the receipt of cash in lieu of fractional interests, the reverse stock split will not affect any shareholder's proportionate equity interest in the Company.


         As a result of the Reverse Stock Split, the Company will have a greater number of authorized but unissued shares of Common Stock than prior to the Reverse Stock Split. The increase in the authorized but unissued shares of Common Stock could make a change in control of the Company more difficult to achieve. Under certain circumstances, such shares of Common Stock could be used to create voting impediments to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. Such shares could be sold privately to purchasers who might side with the Board of Directors in opposing a takeover bid that the Board determines is not in the best interests of the Company and its shareholders.

         The increase in the authorized but unissued shares of Common Stock also may have the effect of discouraging an attempt by another person or entity, through acquisition of a substantial number of shares of Common Stock, to acquire control of the Company with a view to effecting a merger, sale of assets or a similar transaction, since the issuance of new shares could be used to dilute the stock ownership of such person or entity. Shares of authorized but unissued Common Stock could be issued to a holder who would thereby have sufficient voting power to assure that any such business combination or any amendment to the Company's Articles of Incorporation would not receive the shareholder vote required for approval thereof. The Board of Directors has no current plans to issue any shares of Common Stock for any such or other purpose, and does not intend to issue any stock except on terms or for reasons which the Board of Directors deems to be in the best interests of the Company.

         The Common Stock is currently listed on the Nasdaq SmallCap Market, under the trading symbol SRMI.

EXCHANGE OF STOCK CERTIFICATES AND PAYMENT FOR FRACTIONAL SHARES

         The combination and reclassification of shares of Common Stock pursuant to the Reverse Stock Split will occur automatically on the Effective Date without any action on the part of shareholders of the Company and without regard to the date certificates representing shares of Common Stock prior to the Reverse Stock Split are physically surrendered for new certificates. If the number of shares of Common Stock to which a holder is entitled as a result of the Reverse Stock Split would otherwise include a fraction, the Company will pay to the shareholder, in lieu of issuing fractional shares of the Company, cash in an amount equal to the same fraction multiplied by four times the average closing price of the Common Stock on the Nasdaq SmallCap Market for the five days immediately preceding the Effective Date. A change in the closing price of the Common Stock will affect the amount received by shareholders in lieu of fractional shares.

         As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates for shares of Common Stock to be used in forwarding such certificates for surrender and exchange for certificates representing the number of shares of Common Stock such shareholder is entitled to receive as a consequence of the Reverse Stock Split. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of such transmittal form, each shareholder should surrender the certificates representing shares of Common Stock prior to the Reverse Stock Split, in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of Common Stock that he holds as a result of the Reverse Stock Split and any cash payable in lieu of a fractional share. SHAREHOLDERS SHOULD NOT SEND THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM.

         After the Effective Date, each certificate representing shares of Common Stock outstanding prior to the Effective Date (an "Old Certificate") will, until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of the whole number of shares of Common Stock, and the right to receive from the Company the amount of cash for any fractional shares, into which the shares of Common Stock evidenced by such certificate have been converted by the Reverse Stock Split, except that the holder of such unexchanged certificates will not be entitled to receive any dividends or other distributions payable by the Company after the Effective Date, until the Old Certificates have been surrendered. Such dividends and distributions, if any, will be accumulated, and at the time of surrender of the Old Certificates, all such unpaid dividends or distributions will be paid without interest.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

         The following discussion describes certain material federal income tax considerations relating to the Reverse Stock Split. This discussion is based upon the Internal Revenue Code of 1986 (the "Code"), existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. All shareholders should consult with their own tax advisors.

         This discussion may not address certain federal income tax consequences that may be relevant to particular shareholders in light of their personal circumstances (such as persons subject to the alternative minimum tax) or to certain types of shareholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local, or foreign laws.

SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION.

         The Company should not recognize any gain, or loss as a result of the Reverse Stock Split. No gain or loss should be recognized by a shareholder who receives only Common Stock upon the Reverse Stock Split. A shareholder who receives cash in lieu of a fractional share of Common Stock that otherwise would be held as a capital asset generally should recognize capital gain or loss on an amount equal to the difference between the cash received and the shareholder's basis in such fractional share of Common Stock. For this purpose, a shareholder's basis in such fractional share of Common Stock will be determined as if the shareholder actually received such fractional share. Except as provided with respect to fractional shares, the aggregate tax basis of the shares of Common Stock held by a shareholder following the Reverse Stock Split will equal the shareholder's aggregate basis in the Common Stock held immediately prior to the Reverse Stock Split and generally will be allocated among the shares of Common Stock held following the Reverse Stock Split on a pro-rata basis. Shareholders who have used the specific identification method to identify their basis in shares of Common Stock combined in the Reverse Stock Split should consult their own tax advisors to determine their basis in the post-Reverse Stock Split shares of Common Stock received in exchange therefor.

REQUIRED VOTE FOR APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

         The affirmative vote of the holders of a majority of the Common Stock present or represented at the Special Meeting is required to approve the Reverse Stock Split Proposal. Proxies solicited by the Board of Directors will be voted in favor of this Proposal unless stockholders specify otherwise.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE REVERSE STOCK SPLIT PROPOSAL.

                                 PROPOSAL NO. 2

             APPROVAL OF THE CREATION OF A CLASS OF PREFERRED STOCK


         The Board of Directors recommends that a class of preferred stock be created to provide the Company with additional flexibility in raising capital which it currently does not have.

         The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company's stockholders for their approval an amendment to the Company's Certificate of Incorporation to provide for the issuance of up to 1,000,000 shares of preferred stock, par value $.01 (the "Preferred Stock") in one or more series.

         The designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof (collectively, the "Limitations and Restrictions") of the Preferred Stock will be determined by the Board of Directors. Thus, the Board of Directors will, in the event of the approval of this proposal by the Company's stockholders, be entitled to authorize the creation and issuance of 1,000,000 shares of Preferred Stock in one or more series with such Limitations and Restrictions as may be determined in the Board of Director's sole discretion, with no further authorization by security holders required for the creation and issuance thereof. Therefore, the terms of any Preferred Stock subject to this proposal cannot be stated or estimated at this time.

         The issuance of Preferred Stock could adversely affect the voting power and other rights of the holders of Common Stock. Preferred Stock may be issued quickly with terms calculated to delay or prevent a change in control of the Company or make removal of management more difficult. As a result, the Board of Director's ability to issue Preferred Stock may discourage the potential hostility of an acquiror, possibly resulting in beneficial negotiations. Negotiating with an unfriendly acquiror may result in, among other things, terms more favorable to the Company and its stockholders. Conversely, the issuance of Preferred Stock may adversely affect the market price of, and the voting and other rights of the holders of, the Common Stock. The Company presently has no plans to issue Preferred Stock.

VOTE REQUIRED FOR APPROVAL

         The affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxies at the Special Meeting and entitled to vote is required to approve the amendment set forth in Proposal 2. If approved by the stockholders, the amendment to the Certificate of Incorporation (authorizing the creation of the Preferred Stock) will become effective upon filing with the Secretary of the State of New York of a Certificate of Amendment to the Company's Certificate of Incorporation which filing is expected to take place shortly after the Special Meeting.

         The Certificate of Amendment would amend and restate Article Fourth of the Company's Certificate of Incorporation to read as follows:

         The aggregate number of shares of all classes of stock which the corporation shall have authority to issue is Fifty-one Million (51,000,000), of which 50,000,000 shall be Common Stock, par value $.01 per share, and 1,000,000 shall be Preferred Stock, par value $.01 per share without cumulative voting rights and without any preemptive rights..

         If Proposal 2 is not so approved, the Company's Certificate of Incorporation will not be amended.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO EFFECT THE CREATION OF A CLASS OF PREFERRED STOCK

                                 OTHER BUSINESS

         The Board of Directors does not know of any matters to be presented for consideration at the Special Meeting other than the matters described in the Notice of Special Meeting, but if other matters are presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their judgment.

                             SOLICITATION OF PROXIES

         The accompanying Proxy is solicited by the Board of Directors, and the cost of such solicitation will be borne by the Company. Proxies may be solicited by directors, officers and employees of the Company, none of whom will receive any additional compensation for his or her services. Solicitation of Proxies may be made personally or by mail, telephone, telegraph, facsimile or messenger. The Company will pay persons holding shares of the Common Stock in their names or in the names of nominees, but not owning such shares beneficially (such as brokerage houses, banks and other fiduciaries) for the reasonable expense of forwarding soliciting materials to their principals.


                                        By Order of the Board of Directors

                                        /Ruedi G. Laupper/

                                        Ruedi G. Laupper
                                        Chairman of the Board of Directors,
                                        Chief Executive Officer and President



New York, New York
July 24, 1998

EXHIBIT INDEX


Number Description

Exhibit A         Amended Certificate of Incorporation

                            CERTIFICATE OF AMENDMENT
                         OF CERTIFICATE OF INCORPORATION
                                       OF
                          SWISSRAY International, Inc.
                      ------------------------------------
                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW


         WE, THE UNDERSIGNED, Ruedi G. Laupper and Josef Laupper, being respectively the president and the secretary of SWISSRAY International, Inc. hereby certify:

         1.       The name of the corporation is SWISSRAY International, Inc.

         2. The certificate of incorporation of said corporation was filed with the Department of State on the 2nd day of January. 1968 under the name CGS Units Incorporated.

         3. That the amendment to the Certificate of Incorporation effected by this Certificate is as follows:

                  Article 4 of the Certificate of Incorporation is amended to add 1,000,000 shares of Preferred Stock, $.01 par value, and shall read as follows:

                  "4. The total number of shares authorized which the corporation shall have authority to issue is 51,000,000 shares, of which 50,000,000 shares shall be Common Stock, par value $.01 per share without cumulative voting rights and without any preemptive rights and 1,000,000 shares shall be Preferred Stock, par value $.01 per share without cumulative voting rights and without any preemptive rights.

         4. The amendment to the Certificate of Incorporation was authorized by an affirmative vote of the holders of at least a majority of all outstanding shares entitled to vote on an amendment to the Certificate of Incorporation at a special meeting of shareholders. Said authorization being subsequent to the affirmative vote of the Board of Directors

         IN WITNESS WHEREOF, we hereunto sign our names and affirm that the statements made herein are true under the penalties of perjury, this 31st day of August, 1998.




                                       -------------------------------
                                       Ruedi G. Laupper, President


                                       -------------------------------
                                       Josef Laupper, Secretary

                          SWISSRAY INTERNATIONAL, INC.
                    Proxy for Special Meeting of Stockholders

                This Proxy is Solicited by the Board of Directors



KNOW ALL MEN BY THESE PRESENTS that I (we), the undersigned Stockholder(s) of SWISSRAY International, Inc. (the "Company"), do hereby nominate, constitute and appoint Ruedi G. Laupper and Josef Laupper or either of them (with full power to act alone), my true and lawful attorney(s) with full power of substitution, for me and in my name, place and stead to vote all the Common Stock of said Company, standing in my name on the books on the record date, July 17, 1998, at a Special Meeting of its Stockholders to be held at the Hotel Intercontinental located at 111 E. 48th Street, New York, New York, on August 31, 1998, at 3:00 p.m., local time, or at any postponement or adjournments thereof, with all the powers the undersigned would possess if personally present.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTE AS DIRECTED BELOW. IN THE ABSENCE OF ANY DIRECTION, THE SHARES REPRESENTED HEREBY WILL BE VOTED FOR THE PROPOSAL TO REVERSE SPLIT THE ISSUED AND OUTSTANDING SHARES OF COMPANY COMMON STOCK.

[ ]      Please mark your votes in this example.

1. Approval of the proposal to reverse stock split the currently issued and outstanding shares of Company Common Stock on the basis of no less than 1 for 4 and no greater than 1 for 10; the exact number, (if any) within such parameter to be determined by the Board of Directors in its discretion.

                  For                       Against                    Abstain
                  [ ]                          [ ]                        [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL.

2. Approval of the proposal to authorize the creation of a class of Preferred Stock.

                  For                       Against                    Abstain
                  [ ]                          [ ]                        [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.


                                       SIGNATURE(S)
                                                   -----------------------------

                                                   -----------------------------

                                       DATE
                                           -------------------------------------


NOTE: PLEASE SIGN EXACTLY AS THE NAME(S) APPEAR HEREON. JOINT OWNERS SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.